UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2015

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The registrant is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of a press release released on April 23, 2015 and attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the registrant.

The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Current Report on Form 8-K is available on the registrant’s website located at www.synaptics.com, although the registrant reserves the right to discontinue that availability at any time.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Press release from Synaptics Incorporated, dated April 23, 2015, entitled “Synaptics Reports Results for Third Quarter Fiscal 2015”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: April 23, 2015	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Senior Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release from Synaptics Incorporated, dated April 23, 2015, entitled “Synaptics Reports Results for Third Quarter Fiscal 2015”